EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE FUND GP I, L.P.
                          -----------------------

Date of Event Requiring Statement: JULY 22, 2008
                                   -------------

Issuer Name and Ticker or Trading Symbol:   XCO



                            OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

                            By: OCM Principal Opportunities Fund IV Delaware GP Inc.
                            Its: General Partner


                            By:  /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:   Richard Goldstein
                            Title:  Authorized Signatory


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:   Lisa Arakaki
                            Title:  Authorized Signatory



                            OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE GP INC.


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:   Richard Goldstein
                            Title:  Authorized Signatory


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:   Lisa Arakaki
                            Title:  Authorized Signatory



                            OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.


                            By: OCM Principal Opportunities Fund IV GP, L.P.,
                            Its: General Partner


                            By: OCM Principal Opportunities Fund IV GP Ltd.,
                            Its: General Partner


                            By: Oaktree Capital Management, L.P.,
                            Its: Director


                            By:  /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:   Richard Goldstein
                            Title:  Managing Director


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:   Lisa Arakaki
                            Title:  Senior Vice President, Legal


                            OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.


                            By: OCM Principal Opportunities Fund IV GP Ltd.,
                            Its: General Partner


                            By: Oaktree Capital Management, L.P.,
                            Its: Director


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:  Richard Goldstein
                            Title: Managing Director


                            By:  /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:   Lisa Arakaki
                            Title:  Senior Vice President, Legal

                            OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.


                            By: Oaktree Capital Management, L.P.,
                            Its: Director


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:  Richard Goldstein
                            Title: Managing Director


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:  Lisa Arakaki
                            Title:  Senior Vice President, Legal



                            OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.


                            By: OCM Principal Opportunities Fund III GP, L.P.,
                            Its: General Partner


                            By: Oaktree Fund GP I, L.P.,
                            Its: General Partner


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:   Richard Goldstein
                            Title:  Authorized Signatory


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:  Lisa Arakaki
                            Title: Authorized Signatory



Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.

                            OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.


                            By: OCM Principal Opportunities Fund III GP, L.P.,
                            Its: General Partner


                            By: Oaktree Fund GP I, L.P.,
                            Its: General Partner


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:  Richard Goldstein
                            Title: Authorized Signatory


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:  Lisa Arakaki
                            Title: Authorized Signatory



                            OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.


                            By: Oaktree Fund GP I, L.P.,
                            Its: General Partner


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:  Richard Goldstein
                            Title: Authorized Signatory


                            By: /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:  Lisa Arakaki
                            Title: Authorized Signatory



                            OAKTREE FUND GP I, L.P.


                            By: /s/ Richard Goldstein
                                ----------------------------------------------
                            Name:  Richard Goldstein
                            Title: Authorized Signatory


                            By:  /s/ Lisa Arakaki
                                ----------------------------------------------
                            Name:  Lisa Arakaki
                            Title: Authorized Signatory



Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.